MML SERIES INVESTMENT FUND
Supplement dated February 14, 2002 to the
Prospectus dated May 1, 2001

        Effective February 12, 2002, Alliance Capital Management L.P. became a Co-Investment Sub-Adviser of the MML Equity Fund.

        The information under Principal Investment Strategies and Risks for the MML Equity Fund in the section titled About the Funds is replaced in its entirety by the following:

The Fund invests primarily in dividend paying stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

David L. Babson & Company Inc.    (“Babson”) applies a value strategy, which seeks superior total returns over the long term while minimizing risk levels. Stock selection is based on both fundamental analysis and quantitative models, taking into account company characteristics such as competitive advantages, management stability and financial strength, as well as stock valuation. Various attractive financial ratios are sought in the stocks Babson considers, including companies which have below-average share-price to company earnings (“PE”), low price-to-book ratios and other relevant ratios relative to their industry peer groups, historical valuations or future prospects. Market sentiment can lead to short term stock mispricing and Babson seeks to capitalize on such opportunities where catalysts are present for significant price appreciation. Investments generally will be made in publicly traded stocks of companies with market capitalizations of greater than $2 billion and an established operating history.

Alliance Capital Management L.P.    (“Alliance Capital”) through the investment professionals of its Bernstein Investment Research and Management unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. Alliance Capital will invest the portion of the Fund’s assets it manages in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. Alliance Capital seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased.

        The following information supplements the information found in the footnotes to the Expense Information for the MML Equity Index Fund in the section titled About the Funds:

Effective February 28, 2002, for Class II, MassMutual has agreed, through April 30, 2004, to bear the expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed .26%.

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        The following information supplements the information found under the section titled About the Investment Adviser and Sub-Advisers:

Effective February 12, 2002, Michael Farrell is responsible for managing a portion of the MML Equity Fund.

Alliance Capital Management L.P. (“Alliance Capital”) manages a portion of the portfolio of the MML Equity Fund. Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of September 30, 2001, Alliance Capital managed approximately $421 billion in assets.

Marilyn Goldstein Fedak

is a portfolio manager of a portion of the MML Equity Fund. Ms. Fedak has been an Executive Vice President and Chief Investment Officer—U.S. Value Equities of Alliance Capital Management Corporation since October 2000 and, prior to that, was Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. since 1993. Ms. Fedak has managed portfolio investments since 1976 and is the chairman of the U.S. Equity Investment Policy Group of Alliance Capital’s Bernstein Investment Research and Management unit (the “Bernstein Unit”).

Steven Pisarkiewicz

is a portfolio manager of a portion of the MML Equity Fund. Mr. Pisarkiewicz is the chief investment officer for Alliance Capital’s Structured Equity Services, chairman of the Bernstein Unit’s Structured Equities Investment Policy Group and a member of the U.S. Equity Investment Policy Group. Mr. Pisarkiewicz joined Sanford C. Bernstein & Co., Inc. in 1989 and has been a Senior Portfolio Manager since 1997.

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MML Series Investment Fund

Supplement dated February 14, 2002 to the
Statement of Additional Information dated May 1, 2001

This supplement supercedes and replaces any existing supplements to the Statement of Additional Information. This supplement provides new and additional information beyond that contained in the Statement of Additional Information. It should be retained and read in conjunction with the Statement of Additional Information.

Effective February 12, 2002, Alliance Capital Management L.P. (“Alliance Capital”) became a Co-Investment Sub-Adviser of the MML Equity Fund.

Effective December 3, 2001, Wellington Management Company, LLP (“Wellington Management”) replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two Sub-Advisers.

The information relating to Robert J. O’Connell, John V. Murphy and Paul DeSimone, under the section titled Management of MML Trust beginning on page B-29, is deleted.

The following information supplements the information found under the section titled Management of MML Trust beginning on page B-29:

Trustee and President of the Trust
Frederick C. Castellani
1295 State Street
Springfield, MA 01111
Age: 55

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (insurance and retirement services); Trustee and President (since 2001), MassMutual Institutional Funds (open-end investment company).

David W. O’Leary	Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 41

Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services.

The following information supplements the information found beginning on page B-34 under the section titled Investment Management and Other Services:

Alliance Capital Management L.P.

Alliance Capital, together with Babson, acts as a sub-adviser for MML Equity. Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital is a Delaware limited partnership, of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is the general partner. As of June 30, 2001, Alliance Capital Management Holding L.P. (“Alliance Holding”) owned approximately 29.9% of the outstanding units of limited partnership interest in Alliance Capital (“Alliance Units”). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. (“NYSE”) in the form of units (“Alliance Holding Units”). As of June 30, 2001, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.8% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA. Each sub-adviser will manage a portion of the net assets of the Fund’s portfolio, but not necessarily equal weighted.

MassMutual pays Alliance Capital a quarterly fee equal to an annual rate of .23% on the first $300 million of aggregate net assets under management and .20% on aggregate net assets in excess of $300 million.

MassMutual’s sub-advisory agreement with Alliance Capital will terminate automatically upon its assignment or upon the termination of the respective Management Agreement or by MassMutual upon ninety days’ written notice or by liquidation of MML Equity. Alliance Capital also provides investment sub-advisory services for MassMutual Core Value Equity Fund and MassMutual Large Cap Growth Fund, series of MassMutual Institutional Funds, an open-end investment company for which MassMutual serves as investment adviser.

The following information replaces similar information found beginning on page B-36 under the section titled Investment Management and Other Services:

Wellington Management Company, LLP and Waddell & Reed Investment Management Company

MassMutual has also entered into investment sub-advisory agreements with Wellington Management and Waddell & Reed pursuant to which each serves as investment sub-adviser for a portion of the investments of MML Small Cap Growth Equity. Wellington Management is located at 75 State Street, Boston, Massachusetts 02109. Waddell & Reed is located at 6300 Lamar, Overland Park, Kansas 66202-4247. Wellington Management manages approximately $280 billion in assets. Waddell & Reed has approximately $36 billion in assets under management.

Wellington Management and Waddell & Reed both act as sub-adviser for MML Small Cap Growth Equity. Each sub-adviser manages a portion of the net assets of the Fund’s portfolio. MassMutual pays Wellington Management a quarterly fee equal to an annual rate of .75% on the first $100 million of aggregate net assets under management (as defined above), and .70% on assets over $100 million. MassMutual pays Waddell & Reed a quarterly fee equal to an annual rate of .75% on the first $100 million of aggregate net assets under management (as defined above), and .70% on assets over $100 million. Wellington Management and Waddell & Reed both provide sub-advisory services for MassMutual Small Cap Growth Equity Fund, a series of MassMutual Institutional Funds, an open-end investment company for which MassMutual acts as investment manager.

MassMutual’s sub-advisory agreements with Wellington Management and Waddell & Reed will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon 90 days’ written notice or by liquidation of MML Small Cap Growth Equity.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE